EXHIBIT 10.6

	ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
		     DIVISION OF BUSINESS AND FINANCE
		    SECTION A.     CONTRACT AMENDMENT

1. AMENDMENT    2. CONTRACT      3.   EFFECTIVE DATE      4. PROGRAM
   NUMBER:         NO.	              OF AMENDMENT:
   25              YH8-0001-08        January 1, 2003        OMC

5.  CONTRACTOR'S NAME AND ADDRESS:
    VHS Phoenix Health Plan, Inc.
    1209 S. Seventh Avenue
    Phoenix, AZ  85007

6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates to include capitation rates for the HIFA Parents population, effective January 1, 2003..

7.  THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

A. CAPITATION RATES: The rates on page 2 of this amendment will be paid to Contractors for HIFA parents enrolled with Contractors on or after January 1, 2003.


    NOTE: Please sign and date both and then return one to:
    Michael Veit, MD 5700
    AHCCCS Contracts and Purchasing
    701 E Jefferson Street
    Phoenix AZ 85034

8.   EXCEPT  AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS  OF
THE  ORIGINAL  CONTRACT  NOT HERETOFORE  CHANGED  AND/OR  AMENDED
REMAIN UNCHANGED AND IN FULL EFFECT.

IN  WITNESS  WHEREOF  THE  PARTIES HERETO  SIGN  THEIR  NAMES  IN
AGREEMENT

9.  SIGNATURE OF AUTHORIZED       10. SIGNATURE OF AHCCCSA
    REPRESENTATIVE:                   CONTRACTING OFFICER:

TYPED NAME: NANCY NOVICK              MICHAEL VEIT

TITLE: CHIEF EXECUTIVE OFFICER        CONTRACTS & PURCHASING
				      ADMINISTRATOR

DATE:  12/5/02	                      DATE:  November 29, 2002

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	           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
		     CAPITATION RATE SUMMARY - ACUTE RATES
		    Phoenix Health Plan/Community Connection
			  CYE '03 (Effective 1/01/03)

		HIFA	  HIFA	    HIFA
HIFA Rates:	14-44,F	  14-44,M   45+,M/F
-----------	-------	  -------   -------
8  Gila/Pinal	$180.12   $122.40   $347.92
12 Maricopa	$148.32   $110.67   $309.85

*Rates have been adjusted for $50,000 Reinsurance Deductible